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                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             June 5, 1998
                            Date of Report
                  (Date of Earliest Event Reported)

                      MEDIZONE CANADA LIMITED
       (Exact Name of Registrant as Specified in its Charter)

      Utah                33-16767-D             87-0431771
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                           55 West 200 North, Suite 2
                              Provo, Utah 84601
                 (Address of Principal Executive Offices)

                               (801) 377-1758
                       Registrant's Telephone Number

                               144 Buena Vista
                                P. O. Box 742
                        Stinson Beach, California 94970
        (Former Name or Former Address if changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

          (a) On June 10, 1998, the Board of Directors of the Registrant adopted, ratified and approved a resolution to issue 1,000,000 post-split (see
Item 5 below respecting a reverse split of the outstanding voting securities of the Registrant [all computations herein reflect such reverse split]) "unregistered" and "restricted" shares of its $0.001 par value common voting stock to Brenda M. Hall, in consideration of the sum of $20,000 paid by personal check of Brenda M. Hall. It was approved by the Majority Stockholder on June 12, 1998.

          The former majority stockholder of the Registrant and its percentage of ownership of the outstanding voting securities of the Registrant prior to the adoption of the resolution was:




                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                                        Ownership             Class

Medizone International, Inc.                      100,082               66.6%
P. O. Box 742
Stinson Beach, CA 94970

          Ms. Hall used her personal funds to purchase these securities; and the basis of the "control" by Ms. Hall is stock ownership. See the table below under Paragraph (b) of this Item.

          (b) The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the adoption of the resolution to issue 1,000,000 "unregistered" and "restricted" shares to Ms. Hall as of June 18, 1998:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                    Title               Ownership             Class

Brenda M. Hall               President,          1,000,000              86.9%
1065 W. 1150 South           Director and
Provo, Utah 84601            Stockholder

Pamela Price                 Vice President           -0-                 -0-
55 West 200 North, #2        and Director
Provo, Utah 84601

Paul Finlayson               Secretary/Treasurer      -0-                 -0-
55 West 200 North, #2        and Director
Provo, Utah 84601

David N. Nemelka             Stockholder           100,082               8.7%
897 S. Artistic Circle
Springville, Utah 84663

All officers and directors
as a group (1)                                   1,000,000              86.9%

Item 2.  Acquisition or Disposition of Assets.

         Except as indicated under Item 1, none; not applicable.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

          Effective June 10, 1998, the Registrant's outstanding common voting stock was reverse split on a basis of one for 243, while retaining the authorized shares at 100,000,000 and the par value at $0.001, with appropriate adjustments in the stated capital and additional paid in capital accounts of the Registrant.

Item 6.  Resignations of Directors and Executive Officers.

          Effective June 5, 1998, Edwin G. Marshall and Gerard V. Sunnen resigned as directors of the Registrant, in seriatim, and Brenda M. Hall, Pamela Price and, Paul Finlayson were designated directors.

         Effective June 5, 1998, Edwin G. Marshall and Jill Marshall resigned as the executive officers of the Registrant, and Brenda M. Hall was designated as President, Pamela Price was designated as Vice President, and Paul Finlayson was designated as Secretary/Treasurer.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              None; not applicable.

         (b)  Pro Forma Financial Information.

              None; not applicable.

         (c)  Exhibits.

                                                       Exhibit
Description of Exhibit*                                Number

        None

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MEDIZONE CANADA LIMITED

Date: 6/18/98                 By/s/Brenda M. Hall
                              -----------------------------
                              Brenda M. Hall
                              President, and Director

Date: 6/19/98                 By/s/Pamela Price
                              -----------------------------
                              Pamela Price
                              Vice President, and Director

Date: 6/19/98                 By/s/Paul Finlayson
                              -----------------------------
                              Paul Finlayson
                              Secretary/Treasurer, and Director